Vessels	12 Months Ended
Dec. 31, 2011
Vessels [Abstract]
Vessels

6.       Vessels

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value

Balance, December 31, 2009	$1,123,105	$(143,762)	$979,343

- Transfer from advances for vessels under construction and acquisition and other vessel costs	98,108	-	98,108
- Acquisition and other vessel costs	134,431	-	134,431
- Depreciation for the year	-	(51,032)	(51,032)
Balance, December 31, 2010	$1,355,644	$(194,794)	$1,160,850

- Deconsolidation of Diana Containerships Inc. (Note 3)	(93,531)	1,599	(91,932)
- Acquisition and other vessel costs	30,124	-	30,124
- Depreciation for the year	-	(52,323)	(52,323)
Balance, December 31, 2011	$1,292,237	$(245,518)	$1,046,719

In January 2011, and following the deconsolidation of Diana Containerships Inc. (Note 3), after its spin-off on January 18, 2011, the cost and accumulated depreciation of the vessels “Sagitta” and “Centaurus” was removed from the consolidated financial statements of the Company.

On May 12, 2011, Bikar, entered into a Memorandum of Agreement for the purchase of M/V “Corona”, renamed “Arethusa”, a 73,593 dwt Panamax dry bulk carrier built in 2007, for the purchase price of $29,990. On May 13, 2011, the Company paid a 10% advance, or $2,999 of the purchase price and the balance was paid on delivery of the vessel on July 7, 2011. Predelivery expenses amounted to $134.

Fourteen of the Company's vessels, having a total carrying value of $397,547 as of December 31, 2011, have been provided as collateral to secure the revolving credit facility with the Royal Bank of Scotland discussed in Note 9. The vessels “Houston”, “New York” and “Arethusa”, having a carrying value of $57,651, $58,609 and $29,456, respectively, as of December 31, 2011 have been provided as collateral to secure the loan facilities with Bremer Landesbank, Deutsche Bank AG and Emporiki Bank of Greece S.A., respectively, discussed in Note 9.